EXHIBIT 10.5



MAY 14, 2005              CHIHUAHUA, CHIHUAHUA.

AGREEMENT ENTERED BY AND BETWEEN CORPORACION AMERMIN S.A. DE C.V (HEREINAFTER THE CONCESSIONEIRE ) REPRESENTED HEREIN BY IT'S SOLE ADMINISTRATOR, MR. RAMIRO TREVIZO LEDEZMA; AND AMERICAN STELLAR ENERGY, INC., REPRESENTED BY IT'S ADMINISTRATOR MR. FRANCIS RICHARD BISCAN JR (HEREINAFTER THE "CLIENT") WHO WILL BE SUBJECT TO THE FOLLOWING DECLARATIONS, REPRESENTATIONS, WARRANTIES AND
CLAUSES:

                 REPRESENTATIONS AND WARRANTIES:

THE CONCESSIONAIRE, THROUGH ITS REPRESENTATIVE HEREBY DECLARES, REPRESNTS AND WARRANTS THAT:

1.- CORPORACION AMERMIN S.A. DE C.V. IS A MINING COMPANY INCORPORATED THROUGH PUBLIC DEED NUMBER NINE THOUSAND THREE HUNDRED AND ELEVEN (9,311) DATED AUGUST NINE, NINETEEN NINETY-FIVE (AUGUST 9, 1995), WITNESS BY MR. JOSE R. MILLER HERMOSILLO, NOTARY PUBLIC NUMBER TWO AT THE JUDICIARY DISTRICT OF MORELOS, STATE OF CHIHUAHUA, REGISTERED IN PUBLIC COMMERCE REGISTRY AT MORELOS JUDICIARY DISTRICT, CITY OF CHIHUAHUA.

2.-IT'S REPRESENTATIVE, MR. RAMIRO TREVIZO LEDEZMA, AS SOLE ADMINISTRATOR, HAS THE REQUISITE AUTHORITY TO BIND IT PER THE TERMS AND CONDITIONS OF THIS AGREEMEN, WHICH HAVE NOT BEEN REVOCKED OR RESTRICTED IN ANY WAY WHATSOEVER, AS MAY BE OBSERVED IN THE ABOVE-MENTIONED DEED.

3.-THE CONCESSIONAIRE GRANTS TO THE CLIENT A SOLE, EXCLUSIVE AND IRREVOCABLE OPTION (THE "OPTION") TO ADQUIRE 49% OF SHARES FROM CORPORACION AMERMIN S.A. DE C.V.

4.-AMERICAN STELLAR ENERGY WILL INVEST IN ONE OR MORE MINING PROJECTS IN MEXICO THUS BECOMING A FULL VESTED 49% PARTNESHIP WITH CORPORACION AMERMIN S.A. DE C.V.

5.-THE OPTION IS EXCERCISED WHEN AMERICAN STELLAR ENERGY MAKES THE FIRST BANK TRANSFER OR DEPOSIT INTO CORPORACION AMERMIN S.A. DE C.V OPERATING BANK ACCOUNT OR MAY 16, 2005 WHICH EVER COMES FIRST.

6.-THIS DOCUMENT AT SIGNATURE WILL BE A BINDING DOCUMENT UNTILL A LEGAL DOCUMENT IS DRAWN AND REGISTERED IN ALL PUBLIC AND GOVERMENT AGENCIES.



                    /s/ Ramiro Trevizo Ledezma
               ____________________________________
                 CORPORACION AMERMIN S.A. DE C.V
                      RAMIRO TREVIZO LEDEZMA


                  /s/ Francis Richard Biscan Jr
               ___________________________________
                     AMERICAN STELLAR ENERGY
                    FRANCIS RICHARD BISCAN JR